UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2026

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Securities Purchase Agreement

On October 23, 2026,  Boston Omaha Corporation ("Boston Omaha" or the "Company"),  completed the sale of its General Indemnity Group ("GIG") business unit, consisting of GIG, BOSS Bonds Insurance Agency, LLC ("BBIA") and United Casualty and Surety Insurance Company ("UCS"), to CopperPoint Insurance Company ("CopperPoint")  pursuant to the terms of the Securities Purchase Agreement dated May 18, 2026 (the "SPA"), as previously disclosed on the Company's Form 8-K as filed with the Securites and Exchange Commission (the "SEC") on May 18, 2026.

The transaction was structured as an all-cash transaction with a gross purchase price of $84,308,757.68, in exchange for which CopperPoint acquired 100% of the equity interests of GIG from Boston Omaha and two GIG managers  (collectively, the "Sellers"). The consideration paid or payable consists of the following:
●
Boston Omaha received net proceeds at the closing of $75,341,353, reflecting the gross sales price less transactions expenses, the $5,250,000 escrow fund, certain sale bonuses and equity interests held by GIG management;

●
Boston Omaha will also receive approximately 92.9% of the $5,250,000 placed in escrow per the terms of the Escrow Agreement (the "Escrow Agreement")  and payable to the Sellers at the end of the two-year anniversary of the closing of the transaction.  These funds will secure the Sellers' representations and warrantes, subject to the release terms outlined in the SPA. CopperPoint's  recourse against the Sellers for post-closing indemnification claims is capped under the SPA at $5,250,000, subject to customary exceptions;

●	Immediately prior to the closing, and in addition to the cash payment at closing, GIG returned to Boston Omaha the 2,673,831 shares of Sky Harbour Class A common stock (NYSE:SKYH) held by UCS; and
●	Prior to the closing, GIG distributed to Boston Omaha as a dividend the remaining $326,371 in cash received by GIG from the sale of its preferred stock position in Breezeway Homes, Inc. in January 2026.

Proceeds from the sale will be held as cash and cash equivalents at Boston Omaha, to be deployed into opportunities as they come about, whether that is within Boston Omaha’s current businesses interests, new investments, and/or to fund the Company’s recently announced $30 million share repurchase plan.

The  foregoing description of the SPA and the Escrow Agreement are not complete and are qualified in their entirety by reference to the full text of these agreements, copies of which are filed as Exhibits 2.1 and 2.2, respectively, to the Report on Form 8-K as filed by the Company with the SEC on May 18, 2026, and which are incorporated in this Item 2.01 by reference.

The Company will file with the SEC on or before October 29, 2026 the pro forma financial information related to the disposition of GIG as required by Item 2.01 of Form 8-K.

ITEM 7.01	REGULATION FD DISCLOSURE

On October 26, 2026, Boston Omaha issued a press release (the "Press Release")  entitled “Boston Omaha Corporation Completes Sale of its Surety Insurance Business to CopperPoint Insurance Company." The full text of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1. The Press Release was also simultaneously filed on the Company’s website. In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the press release filed or furnished herewith contain forward-looking statementsbout Boston Omaha’s future expectations, plans and prospects, including statements about Boston Omaha future operations, future financial position and results,  as well as other statements containing the words “anticipate,” “believe,” “anticipated, “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions (including the negatives of these terms or variations of them), constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.

The Company may not actually achieve the plans, intentions or expectations disclosed in the Company’s forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects and are therefore subject to other risks and uncertainties as described above.  There can be no assurance that future developments affecting Boston Omaha or the proposed transaction will be those that have been anticipated.

Such forward-looking statements are made as of the date of this release, and Boston Omaha undertakes no obligation to update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable law.  Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes as a result of a variety of risks and uncertainties, including risks and uncertainties described in the “Risk Factors” sections of the Company’s public filings with the Securities and Exchange Commission (the “SEC”) on Form 10-K for the year ended December 31, 2025, as well as other risks and uncertainties which may be described in any subsequent quarterly report on Form 10-Q filed by the Company, and the other reports the Company files with the SEC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press release dated October 26, 2026 titled "Boston Omaha Corporation Completes Sale of its Surety Insurance Business to CopperPoint Insurance Company"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger, Chief Financial Officer

Date: October 26, 2026

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